Exhibit 99.1
Corporate Structure Resulting from the Reorganization

Franklin Holding
New
FCMC
Franklin
Asset
New
Tribeca
Franklin
Credit Loan
Servicing, LLC[1]
New
Guaranty
and pledge
Guaranty
and pledge
Sole
certificate
holder[2]
Sole
certificate
holder[2]
Legacy FCMC subsidiaries
(excluding Tribeca)
Franklin
Trust
New
Tribeca
subsidiaries
Tribeca
Trust
New
Originated
loans (beneficial
interest)
Purchased
loans (beneficial
interest)
Debt
Guaranty and
pledge
Purchased
loans (legal title)
Debt
Guaranty
and pledge
Originated
loans (legal title)
Debt
Debt
The Huntington
National Bank

[1]	In formation but not involved in the Reorganization, the credit facilities, or the holding or servicing of assets.

[2]	Huntington is formal record owner to facilitate a perfected security interest.